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                                                                    EXHIBIT 99.4

                             HUDSON UNITED BANCORP
                                     PROXY
                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                               ON MARCH 15, 2000
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Robert J. Burke and Charles F.X. Poggi and each of them, as Proxy, each with full power of substitution, to vote all of the stock of HUDSON UNITED BANCORP standing in the undersigned's name at the Special Meeting of shareholders of HUDSON UNITED BANCORP to be held at The Sheraton Crossroads, Crossroads Corporate Center, Route 17 North, Mahwah, New Jersey 07495 on Wednesday, March 15, 2000 at 9:00 a.m., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

    THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR APPROVAL OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF SEPTEMBER 15, 1999 AND AMENDED AND RESTATED ON DECEMBER 27, 1999, BETWEEN HUDSON UNITED BANCORP AND DIME BANCORP, INC. SHARES, IF ANY, HELD FOR YOUR ACCOUNT BY THE TRUSTEE FOR THE DIVIDEND REINVESTMENT PLAN WILL BE VOTED IN THE SAME MANNER AS YOU VOTE THE SHARES IN YOUR NAME INDIVIDUALLY.

                          (continued on reverse side)

      PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE!

                        SPECIAL MEETING OF SHAREHOLDERS

                             HUDSON UNITED BANCORP

                                 MARCH 15, 2000

1. Approval of the Agreement and Plan of Merger, dated as of September 15, 1999 and amended and restated on December 27, 1999, between Hudson United Bancorp and Dime Bancorp, Inc.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. In their discretion, upon such other matters as may properly come before the meeting.

                                                PLEASE DATE, SIGN AND RETURN
                                                PROMPTLY

                                                DATED:

                                               --------------------------------,
                                                2000

                                                --------------------------------
                                                           SIGNATURE

                                                --------------------------------
                                                           PRINT NAME

                                                --------------------------------
                                                           SIGNATURE

                                                --------------------------------
                                                           PRINT NAME

                                                (PLEASE SIGN EXACTLY AS YOUR
                                                NAME APPEARS ON THIS PROXY CARD.
                                                WHEN SIGNING AS AN EXECUTOR,
                                                ADMINISTRATOR, GUARDIAN, TRUSTEE
                                                OR ATTORNEY, PLEASE GIVE YOUR
                                                TITLE AS SUCH. IF A CORPORATION,
                                                PLEASE SIGN THE FULL CORPORATE
                                                NAME BY PRESIDENT OR OTHER
                                                AUTHORIZED OFFICER. IF A
                                                PARTNERSHIP, PLEASE SIGN IN
                                                PARTNERSHIP NAME BY AUTHORIZED
                                                PERSON. IF THE SHARES ARE HELD
                                                IN JOINT NAME, ALL JOINT OWNERS
                                                SHOULD SIGN.)